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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

FILED PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 10, 1996

                      3CI COMPLETE COMPLIANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                             33-45632                        76-0351992
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.

910 Pierremont Suite 312, Shreveport, Louisiana                         71106
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(Address of principal executive offices)                             (Zip code)


Registrant's telephone, including area code           (318) 869-0440
                                           ------------------------------------

                                 Not Applicable
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         (Former name of former address, if changed since last report)

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Arthur Andersen LLP were the principal accountants for 3CI Complete Compliance Corporation. On September 10, 1996, that firm resigned from its role as principal accountants. The Company is currently holding discussions to engage another firm as soon as possible to conduct an audit of the Company's financial statements for the fiscal year ended September 30, 1996. The decision to change accountants was not recommended by the board of directors.

         In connection with the audits of the two fiscal years ended September 30, 1995 and the subsequent interim period through September 10, 1996, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Arthur Andersen LLP on the consolidated financial statements of 3CI Complete Compliance Corporation as of and for the years ended September 30, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion; however, the 1995 opinion was modified with respect to: 1. an emphasis of a matter paragraph discussing certain operating and liquidity issues confronting the Company and 2. an explanatory paragraph describing an uncertainty with respect to the outcome of certain litigation filed against the Company. The 1994 opinion was modified and included an emphasis of a matter paragraph discussing certain operating and liquidity issues confronting the Company.

ITEM 5.  OTHER EVENTS.

         Not Applicable.
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibit Index.

              16.1 Letter from Arthur Andersen LLP to the Company resigning as the Company's independent auditors.

              16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission stating that they have reviewed Item 4 in the Form 8-K and are in agreement.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       3CI COMPLETE COMPLIANCE CORPORATION
                                       -----------------------------------
                                                    (Registrant)

                                        By  /s/ CURTIS W. CRANE
                                            -----------------------------
                                                Curtis W. Crane
                                                Chief Financial Officer


DATE: September 16, 1996

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                                  INDEX TO EXHIBITS


              16.1 Letter from Arthur Andersen LLP to the Company resigning as the Company's independent auditors.

              16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission stating that they have reviewed Item 4 in the Form 8-K and are in agreement.